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                                                                    Exhibit 99.1

                      FIRST AMENDMENT TO RIGHTS AGREEMENT

          FIRST AMENDMENT, dated as of March 10, 2000 ("First Amendment"), to Rights Agreement dated as of October 2, 1998 (the "Rights Agreement"), between ArthroCare Corporation, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, N.A. (the "Rights Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement. All section and exhibit references are to sections and exhibits of the Rights Agreement.

          WHEREAS, pursuant to Section 27, the Company and the Rights Agent may from time to time supplement or amend any provision of the Rights Agreement in accordance with the terms of such Section 27.

          NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in this Amendment, the parties hereby amend the Rights Agreement as follows:

          1. Section 7(b) is hereby amended by replacing "Fifty Dollars ($50.00)" with "Three Hundred Seventy Dollars ($370.00)."

          2. Clause (i) of Section 23(a) is hereby amended by replacing "the Distribution Date" with "a Triggering Event."

          3. Section 24 is hereby amended by deleting paragraph (g) in its entirety.

          4. This first phrase of Section 27 is hereby amended by replacing "the Distribution Date" with "a Triggering Event" and Section 27 is hereby further amended by deleting paragraph (b) in its entirety.

          5. The first paragraph of Exhibit B ("Form of Rights Certificate") is hereby amended by replacing "Fifty Dollars ($50.00)" with "Three Hundred Seventy Dollars ($370.00)."

          6. The third paragraph of Exhibit C ("Summary of Rights" is hereby amended by replacing "Fifty Dollars ($50.00)" with "Three Hundred Seventy Dollars ($370.00)."

          7. The seventh paragraph of Exhibit C ("Summary of Rights") is hereby amended and restated in its entirety as follows: Rights will be redeemable at the Company's option for $0.01 per Right at any time prior to the earlier of the time that any person becomes an Acquiring Person (a "TRIGGERING EVENT") and the close of business on the Final Expiration Date (as defined below)."

          8. The eighth paragraph of Exhibit C ("Summary of Rights") is hereby amended to add "(the "FINAL EXPIRATION DATE")" after "November 14, 2006."


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          9.   The ninth paragraph of Exhibit C ("Summary of Rights") is hereby amended and restated in its entirety: "The terms of the Rights and Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to a Triggering Event; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person)."

          10. This First Amendment shall be effective as of the date hereof and, except as expressly set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

          11. This First Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all such counterparts shall together constitute one and the same document.

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          IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.


                                             ARTHROCARE CORPORATION


                                             By: /s/ Christine Hanni
                                                -------------------------------
                                                Name:  Christine Hanni
                                                Title: Chief Financial Officer


                                             NORWEST BANK MINNESOTA, N.A.


                                             By: /s/ Barbara Novak
                                                -------------------------------
                                                Name: Barbara Novak
                                                     --------------------------
                                                Title: Vice President
                                                      -------------------------

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